OPPENHEIMER TOTAL RETURN FUND, INC.
                    Supplement dated May 1, 1997 to the
                      Prospectus dated April 18, 1997

The Prospectus is changed as follows:

1.   The first footnote under the "Shareholder Transaction
Expenses" table on page 3 is replaced with the following:

       (1)  If you invest $1 million or more
       ($500,000 or more for purchases by
       "Retirement Plans", as defined in "Class
       A Contingent Deferred Sales Charge" on
       page 33) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -
       Buying Class A Shares", below.

2. The second sentence in "Class A Shares" under "Classes of Shares" on page 28 is replaced by the following:

     If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge.

3.   The following sentence is added to the end of  "Which
Class of Shares Should You Choose? - How Does It Affect
Payments To My Broker?"  on page 31:

     The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

4.   The first sentence in the second paragraph of "Buying
Class A Shares - Class A Contingent Deferred Sales Charge" on page 33 is replaced by the following:

     The Distributor pays dealers of record commission on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus
     0.25% of purchases over $5 million, calculated on a calendar year basis.

5.   In the third paragraph of "Buying Class A Shares - Class
A Contingent Deferred Sales Charge" on page 33, the first sentence is replaced by the following:

     If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase.

6.   The third sub-paragraph in  "Waivers of the Class A
Contingent Deferred Sales Charge for Certain Redemptions" on page 37 is replaced by the following:

              if, at the time of purchase of shares
     (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

             if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

7. The last two sub-paragraphs at the end of "Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions" on page 36 are hereby revised to read as follows:

             for distributions from Retirement Plans
     having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

             for distributions from 401(k) plans
     sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


8. The following sentence is added as a new fourth sentence to the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 40:

     If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

9. The following sentence is added to the end of the fifth paragraph of "Distribution and Service Plans for Class B and Class C shares" on page 40:

     If a dealer has a special agreement with the Distributor, the Distributor shall pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

10. The introductory phrase in the sixth sub-paragraph of "Waivers for Redemptions of Shares in Certain Cases" in
"Waivers of Class B and Class C Sales Charges" on page 41 is replaced with the following:

             distributions from OppenheimerFunds
     prototype 401(k) plans and from certain
     Massachusetts Mutual Life Insurance Company prototype 401(k) plans.

11. The section captioned "Special Investor Services" is revised by adding the following after the sub-section captioned "PhoneLink" on page 41:

     Shareholder Transactions by Fax.  Beginning May 30,
     1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier).
     Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.




May 1, 1997                                                      PS0420.012